ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 00004002776-56
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/14/2013 2:00 PM
	Entity Number E0275572005-7

USE BLACK INK ONLY – DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Vansen Pharma Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Okana Ventures, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Okana Ventures, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn.:

c/o:

3) (Choose one)

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Vansen Pharma Inc.
Name of merging entity, if applicable

Okana Ventures, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Okana Ventures, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

{W0203464.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Okana Ventures, Inc. is hereby amended to change the name of Okana Ventures, Inc. to **Vansen Pharma Inc.**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** **August 20, 2013**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

{W0203464.DOCX}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.):

Vansen Pharma Inc.
Name of merging entity

[signature]	President	August 7, 2013
Signature	**Title**	**Date**

Okana Ventures, Inc.
Name of merging entity

[signature]	President	August 7, 2013
Signature	**Title**	**Date**

Name of merging entity

Signature	**Title**	**Date**

Name of merging entity

Signature	**Title**	**Date**

Okana Ventures, Inc.
Name of surviving entity

[signature]	President	August 7, 2013
Signature	**Title**	**Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT dated as of August 7, 2013.

BETWEEN:

OKANA VENTURES, INC., a Nevada corporation, having its office at 101 Convention Cetnre Drive, Suite 700, Las Vegas NV 89109

("Okana")

AND:

VANSEN PHARMA INC., a Nevada corporation, having its office at 101 Convention Cetnre Drive, Suite 700, Las Vegas NV 89109

("Vansen")

WHEREAS:

A. Vansen is the wholly-owned subsidiary of Okana;

B. The board of directors of Vansen and Okana deem it advisable and in the best interests of their respective companies and shareholders that Vansen be merged with and into Okana, with Okana remaining as the surviving corporation under the name "Vansen Pharma Inc.";

C. The board of directors of Vansen have approved the plan of merger embodied in this Agreement; and

D. The board of directors of Okana have approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1. THE MERGER

1.1 The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Vansen shall be merged with and into Okana in accordance with the applicable laws of the State of Nevada (the "**Merger**"). The separate existence of Vansen shall cease, and Okana shall be the surviving corporation under the name "Vansen Pharma Inc." (the "**Surviving Corporation**") and shall be governed by the laws of the State of Nevada.

1.2 Effective Date

The Merger shall become effective on the date and at the time (the "**Effective Date**") that:

(a) the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada; and

(b) after satisfaction of the requirements of the laws of the State of Nevada.

1.3 Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Okana, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of Okana, as the Surviving Corporation, shall be amended to state that the name of the corporation is "Vansen Pharma Inc.".

1.4 Bylaws

On the Effective Date, the Bylaws of Okana, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.5 Directors and Officers

The directors and officers of Okana immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2. <u>CONVERSION OF SHARES</u>

2.1 Common Stock of Okana

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Okana, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the "**Survivor Stock**").

2.2 Common Stock of Vansen

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Vansen, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be cancelled.

2.3 Exchange of Certificates

Each person who becomes entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Stock to which such person is entitled as provided herein.

3. <u>EFFECT OF THE MERGER</u>

3.1 Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Vansen and Okana; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Vansen and Okana on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Vansen or Okana, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Vansen and Okana shall be preserved unimpaired, and all liens upon the property of Vansen or Okana shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.2 Further Assurances

From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Vansen such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Vansen and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Vansen or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4. <u>GENERAL</u>

4.1 Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Vansen or Okana or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by mutual written agreement of Vansen and Okana.

4.2 Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Vansen and Okana.

4.3 Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4 Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

4.5 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

VANSEN PHARMA INC.

Per: ______________________
Authorized Signatory

OKANA VENTURES, INC.

Per: ______________________
Authorized Signatory

APPENDIX A

To the Agreement and Plan of Merger between
Okana Ventures, Inc. and Vansen Pharma Inc.

Articles of Merger

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

Vansen Pharma Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Okana Ventures, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Okana Ventures, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

Vansen Pharma Inc.
Name of merging entity, if applicable

Okana Ventures, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Okana Ventures, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

{W0204AJ.DOC}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY – DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.